UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 10, 2010
Date of Report (Date of earliest event reported)
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 10, 2010, the board of directors of LE GP, LLC (“LE GP”), the general partner of Energy Transfer Equity, L.P. (“ETE”), approved the Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C. (the “Amended and Restated ETP LLC Agreement”), and this amendment became effective on August 10, 2010. A copy of the Amended and Restated ETP LLC Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     ETE owns 100% of the limited liability company interests in Energy Transfer Partners, L.L.C. (“ETP LLC”), which is the general partner of Energy Transfer Partners GP, L.P., which in turn is the general partner of Energy Transfer Partners, L.P. (“ETP”).
     The Amended and Restated ETP LLC Agreement amends the existing Third Amended and Restated Limited Liability Company Agreement to provide that the following actions will require the approval of a majority of the members of the board of directors of ETP LLC, including at least one independent director of such board:
(i)	any action to make, or consent to, a general assignment for the benefit of creditors of ETP;

(ii)	any action to file, or consent to the filing of, any petition for relief under the U.S. Bankruptcy Code naming ETP or otherwise seek relief for ETP from its debts or protection generally from its creditors;

(iii)	any action to file, or consent to the filing of, a petition seeking a liquidation, dissolution or arrangement of ETP; and

(iv)	any action to file a pleading admitting, or failing to contest, the material allegations of a petition filed against ETP in a proceeding of the type described in (i) through (iii) above.
     The Amended and Restated ETP LLC Agreement also includes certain administrative amendments to the existing agreement.

Item 8.01.	Other Events.
     As of August 10, 2010, the respective conflicts committees and the boards of directors of LE GP, ETP LLC, and Regency GP LLC, adopted the Statement of Policies Related to Potential Conflicts among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Regency Energy Partners LP (the “Conflicts Policy”), and this Conflicts Policy became effective as of August 10, 2010. A copy of the Conflicts Policy is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of the Exhibit
3.1	Fourth Amended and Restated Limited Liability Company Agreement of Energy Transfer Partners, L.L.C., dated August 10, 2010.

99.1	Statement of Policies Related to Potential Conflicts among Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Regency Energy Partners LP, dated as of August 10, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: August 10, 2010	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer